Exhibit 10.2

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (EX-IM LOAN FACILITY)
This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is dated as of February 6, 2012, and is entered into by and between Adept Technology, Inc., a Delaware corporation (the “Borrower”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the EXIM Loan Agreement (as defined below).
Recitals

A.
Borrower and Bank have entered into that certain Loan and Security Agreement (EX-IM Loan Facility) dated as of March 25, 2011 (as such agreement may be amended, restated or modified from time to time, the “EXIM Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B.
Borrower has informed Bank that it desires modifications to the EXIM Loan Agreement to extend the maturity date from March 24, 2011, to March 25, 2013 (the “EXIM Renewal”), and make certain other changes to the EXIM Loan Agreement, in each case as more fully set forth in this Amendment.

C.	In order to comply with requirements of the Ex-Im Bank, Borrower and Bank wish that the extension of the maturity date not take effect until March 25, 2012 (the “EXIM Renewal Date”).

D.
Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the EXIM Loan Agreement and to make the changes set forth in this Amendment.

Agreement
Now, therefore, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	Amendments to EXIM Loan Agreement.

1.1	Amendment to Section 13.1 (Definitions). The definition of Foreign Borrowing Base in Section 13.1 of the EXIM Loan Agreement is hereby amended in its entirety to read as follows:
““Foreign Borrowing Base” means the lesser of (a) $8,000,000 and (b) the sum of:

(i)	90% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in United States Dollars, plus

(ii)	90% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in a Foreign Currency and subject to a FX Forward Contract, plus

(iii)	70% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in a Foreign Currency and not subject to a FX Contract, plus

(iv)
75% of the EX-IM Export-Related Historical Inventory Value, as determined by Bank from Borrower's most recent Transaction Report, provided that, unless otherwise approved in writing by EX-IM Bank and Bank, the value of this item may not exceed 80% of the value of the Foreign Borrowing Base;

provided, however, that Bank may decrease the percentages in the preceding items (i) through (iv) in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral; and, provided, further, that no EX-IM Eligible Foreign Account or EX-IM Eligible Export-Related Inventory may be included in the calculation of both this Foreign Borrowing Base and the Borrowing Base under the Domestic Loan Agreement.”

1.2
Amendments to Section 13.1 (Definitions) Effective on the EXIM Renewal Date. Subject to Section 5, effective on the EXIM Renewal Date, the following definitions in Section 13.1 of the EXIM Loan Agreement are amended in their entirety to read as follows:

““EX-IM Maturity Date” is March 25, 2013.”
““Foreign Borrowing Base” means the lesser of (a) $8,000,000 and (b) the sum of:

(i)	90% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in United States Dollars, plus

(ii)	90% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in a Foreign Currency and subject to a FX Contract, plus

(iii)	70% of the EX-IM Eligible Foreign Accounts Value to the extent denominated in a Foreign Currency and not subject to a FX Contract, plus

(iv)
75% of the EX-IM Export-Related Historical Inventory Value, as determined by Bank from Borrower's most recent Transaction Report, provided that, unless otherwise approved in writing by EX-IM Bank and Bank, the value of this item may not exceed 60% of the value of the Foreign Borrowing Base;

provided, however, that Bank may decrease the percentages in the preceding items (i) through (iv) in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral; and, provided, further, that no EX-IM Eligible Foreign Account or EX-IM Eligible Export-Related Inventory may be included in the calculation of both this Foreign Borrowing Base and the Borrowing Base under the Domestic Loan Agreement.”

1.3	Section 13 (Definitions). The definition of “FX Forward Contract” is hereby deleted from the Loan Agreement.

2.	Borrower's Representations and Warranties.

2.1	Borrower represents and warrants that, as of the date hereof and as of the EXIM Renewal Date:

(a)
immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of such dates (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)
immediately upon giving effect to the EXIM Renewal, (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of such dates (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(c)	Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment;

(d)
the certificate of incorporation, bylaws, and other organizational documents of Borrower (i) delivered to Bank in connection with the execution of this Amendment, are true, accurate and complete and continue to be in full force and effect and (ii) delivered to Bank in connection with the execution of the EXIM Loan Agreement (except to the extent updates thereof have been delivered to Bank in connection with the execution of this Amendment), remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(e)
the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Documents, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(f)
this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; and

(g)
it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

2.2
Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the representations and warranties in Section 2.1, and agrees that such reliance is reasonable and appropriate.

3.	Limitation. The amendments set forth in Section 1 shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the EXIM Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the EXIM Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the EXIM Loan Agreement shall continue in full force and effect. All other Loan Documents shall continue in full force and effect. This Amendment is a Loan Document.

4.	Effectiveness. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

4.1	Amendment Execution. Borrower and Bank shall have duly executed and delivered this Amendment and that certain Amendment No. 4 to Loan and Security Agreement dated as of even date herewith;

4.2	Reaffirmation of Guaranty. Each Guarantor shall have duly executed and delivered to Bank the Reaffirmation of Unconditional Secured Guaranty substantially in the form of Exhibit A to this Amendment.

4.3	Bank Expenses. Borrower shall have paid all Bank Expenses incurred through the date of this Amendment.

5.
Effectiveness of Maturity Date Extension. The amendments to the EXIM Loan Agreement specified in Section 1.2 shall be effective only if, before the EXIM Renewal Date, Borrower shall have delivered, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

5.1
Perfection Certificates. No earlier than four weeks prior to the EXIM Renewal Date, and no later than two weeks prior to the EXIM Renewal Date, updated Perfection Certificates of Borrower and Guarantors, together with the duly executed original signatures thereto, including a detailed listing of all issued and applied for patents and other intellectual property for which registrations have been obtained or applied for owned by Borrower and Guarantors;

5.2
UCC Searches. Certified copies, dated as of a recent date (with respect to the EXIM Renewal Date), of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been terminated or released;

5.3
Intellectual Property. Results of a search of intellectual property owned by Borrower and Guarantors satisfactory to Bank and, if required by Bank, Borrower's and Guarantor's execution of one or more Intellectual Property Security Agreements;

5.4
Good Standing Certificates. A good standing certificate for each Borrower and Guarantor certified by the Secretary of State of the State of Delaware as of a date no earlier than 30 days prior to the EXIM Renewal Date;

5.5
Borrower Agreement and EXIM Application Documents. Borrower shall have duly executed and delivered a new EX-IM Borrower Agreement dated as of the EXIM Renewal Date as well as any other documents requested by Bank in connection with EXIM Renewal, including a new economic impact certification and joint application;

5.6
EXIM Facility Fee. Borrower shall have paid Bank a loan fee in the amount of $50,000, which loan fee shall be credited toward the EXIM Facility Fee that is due on the EXIM Renewal Date pursuant to Section 2.4(b) of the Domestic Loan Agreement;

5.7
Updated Resolutions. Bank shall have received from Borrower a duly executed Corporate Borrowing Certificate and from each Guarantor a Corporate Guarantor Certificate (in each substantially in the form provided by Bank) or other evidence satisfactory to Bank that Borrower and each Guarantor has adopted authorizing resolutions in form and substance satisfactory to Bank.

5.8	Bank Expenses. Borrower shall have paid all EXIM Bank Expenses incurred through the EXIM Renewal Date.

6.
Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7.	Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

8.
Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan and Security Agreement (EX-IM Loan Facility) to be executed as of the date specified in the preamble.

Borrower:	Adept Technology, Inc.
a Delaware corporation
By:    /s/ Lisa M. Cummins
Printed Name:     Lisa M. Cummins
Title:     Senior Vice President, Finance &
Chief Financial Officer

Bank:	Silicon Valley Bank

By:    /s/ Elisa Sun
Printed Name:    Elisa Sun
Title:    Relationship Manager

Exhibit A

Reaffirmation of Unconditional Secured Guaranty
(EXIM Amendment No. 1)
This Reaffirmation of Unconditional Secured Guaranty (EXIM Amendment No. 1) is entered into as of February 6, 2012, by the undersigned guarantors (the “Guarantors”) in favor of Silicon Valley Bank (“Bank”).

Whereas,
Guarantors executed and delivered to Bank that certain Unconditional Secured Guaranty dated as of May 1, 2009 (the “Guaranty”), with respect to the obligations of Adept Technology, Inc. (“Borrower”) under that certain Loan and Security Agreement dated as of May 1, 2009 by and between Borrower and Bank (as amended, restated, supplemented, or otherwise modified from time to time, the “Domestic Loan Agreement”);

Whereas,
Borrower and Bank entered into that certain Loan and Security Agreement (EX-IM Loan Facility) dated as of March 25, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “EXIM Loan Agreement”).

Whereas,	Borrower's obligations under the EXIM Loan Agreement are obligations under the Domestic Loan Agreement.

Whereas,
Borrower and Bank have now agreed to amend the EXIM Loan Agreement to modify the maturity date and make certain other changes to the EXIM Loan Agreement, as described more fully in that certain Amendment No. 1 to Loan and Security Agreement dated as of the date hereof (the “EXIM Amendment”).

Now, therefore, for valuable consideration, receipt of which is acknowledged, Guarantors hereby agree as follows:

1.
Reaffirmation of Guaranty. Guarantors jointly and severally hereby ratify and reaffirm their own and each other's obligations under the Guaranty and agree that the Guaranty also secures the obligations under the EXIM Loan Agreement, that the obligations under the EXIM Loan Agreement are obligations under the Domestic Loan Agreement, and that nothing contained in the EXIM Amendment shall impair Guarantors joint or several obligations under the Guaranty or Bank's rights under the Guaranty.

2.
Continuing Effect and Absence of Defenses. Each Guarantor acknowledges that the Guaranty is still in full force and effect and that no Guarantor has any defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty. Each Guarantor waives any and all defenses to enforcement of the Guaranty that might otherwise be available as a result of the EXIM Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Unconditional Secured Guaranty (EXIM Amendment No. 1) to be executed as of the date first noted above.

ADEPT TECHNOLOGY INTERNATIONAL, LTD., a California corporation By:/s/ Lisa M. Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer	ADEPT TECHNOLOGY HOLDINGS, INC., a Delaware corporation By:/s/ Lisa M. Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer
ADEPT TECHNOLOGY CANADA HOLDING CO., a Nova Scotia unlimited liability company By:/s/ Lisa M. Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer	ADEPT TECHNOLOGY CANADA CO., a Nova Scotia unlimited liability company By:/s/ Lisa M.Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer
ADEPT INMOTX, INC., a Delaware corporation By:/s/ Lisa M. Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer	ADEPT MOBILEROBOTS LLC, a Delaware limited liability company By:/s/ Lisa M. Cummins Printed Name:Lisa M. Cummins Title:Chief Financial Officer